UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2004

MEDIA GENERAL, INC.
(Exact name of registrant as specified in its charter)

Commonwealth of Virginia (State or other jurisdiction of incorporation or organization)	54-0850433 (I.R.S. Employer Identification No.)

333 E. Franklin St., Richmond, VA (Address of principal executive offices)	23219 (Zip Code)

(804) 649-6000
(Registrant’s telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report.)

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Item 12. Results of Operations and Financial Condition

        On July 13, 2004, the Company issued two press releases announcing results for the second quarter of 2004 and revenues for the June 2004 period. A copy of these releases is furnished as exhibit 99.1.

Exhibits
99.1	Two press releases dated July 13, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEDIA GENERAL, INC.

DATE: July 13, 2004	/s/ Marshall N. Morton Marshall N. Morton Vice Chairman and Chief Financial Officer

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EXHIBIT INDEX

The exhibit listed in this index is being furnished pursuant to Item 12 of Form 8-K and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, or incorporated by reference into any document filed under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Exhibit Number	Description

99.1	Two press releases dated July 13, 2004.

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